                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    June 28, 2005
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                  Citigroup Commercial Mortgage Securities Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                             333-108125            13-3439681
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(State or Other Jurisdiction         (Commission          (IRS Employer
of Incorporation)                    File Number)       Identification No.)

388 Greenwich Street, New York, New York                          10013
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code  (212) 816-6000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On June 28, 2005, a pooling and servicing agreement dated as of June 1,
2005 (the "Pooling and Servicing Agreement"), was entered into by and among
Citigroup Commercial Mortgage Securities Inc. as depositor (the "Registrant"),
Wachovia Bank, National Association as master servicer, Allied Capital
Corporation as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Citigroup Commercial Mortgage Trust 2005-C3 (the "Citigroup Commercial
Mortgage Trust 2005-C3"), Commercial Mortgage Pass-Through Certificates, Series
2005-C3 (the "Certificates"). Certain classes of the Certificates, designated as
Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-1A, Class A-MFL,
Class A-M, Class A-J, Class B, Class C and Class D (collectively, the
"Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-108125). The
Publicly-Offered Certificates were sold to Citigroup Global Markets Inc.
("Citigroup"), IXIS Securities North America Inc., Deutsche Bank Securities Inc.
and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of June 15, 2005 (the "Underwriting
Agreement"), between the Registrant, and the Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "CGMRC Mortgage
Loans") were acquired by the Registrant from Citigroup Global Markets Realty
Corp. ("CGMRC") as seller pursuant to a mortgage loan purchase agreement dated as of June 15, 2005 (the "CGMRC Mortgage Loan Purchase Agreement"). The
remaining mortgage loans backing the Publicly-Offered Certificates (the "IXIS
Mortgage Loans") were acquired by the Registrant from IXIS Real Estate Capital
Inc. ("IXIS") as seller pursuant to a mortgage loan purchase agreement dated as of June 15, 2005 (the "IXIS Mortgage Loan Purchase Agreement"; the CGMRC
Mortgage Loan Purchase Agreement and the IXIS Mortgage Loan Purchase Agreement,
collectively, the "Mortgage Loan Purchase Agreements").

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (CGMRC or IXIS, as the case may be) to the
Registrant with respect to the Mortgage Loans sold by such seller to the
Registrant.

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a filing previously made on June 28, 2005 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the
Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-108125-03, for the Citigroup Commercial Mortgage Trust
2005-C3, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the Citigroup Commercial Mortgage Trust 2005-C3.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 30, 2005

                                      CITIGROUP COMMERCIAL MORTGAGE
                                      SECURITIES INC.

                                      By:    /s/ Angela Vleck
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                                      Name:  Angela Vleck
                                      Title: Vice President

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